                                                                    EXHIBIT 99.1

                              WFS FINANCIAL 2005-1
                                   OWNER TRUST

                   $1,552,000,000 AUTO RECEIVABLE BACKED NOTES

                          WFS RECEIVABLES CORPORATION 3
                                     SELLER

                                WFS FINANCIAL INC
                                 MASTER SERVICER

$267,000,000    [ ]%    CLASS A-1    NOTES
$375,000,000    [ ]%    CLASS A-2    NOTES
$460,000,000    [ ]%    CLASS A-3    NOTES
$274,000,000    [ ]%    CLASS A-4    NOTES
$ 60,000,000    [ ]%    CLASS B      NOTES
$ 64,000,000    [ ]%    CLASS C      NOTES
$ 52,000,000    [ ]%    CLASS D      NOTES

                                   TERM SHEET

      The information contained in the attached Computational Materials relating to the WFS Financial 2005-1 Owner Trust is referred to as the "Information."

      The attached Term Sheet has been prepared by WFS Receivables Corporation
3. Neither Credit Suisse First Boston ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange

Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

      The information contained in the attached Computational Materials relating to the WFS Financial 2005-1 Owner Trust is referred to as the "Information."

      The attached Term Sheet has been prepared by WFS Receivables Corporation
3. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-250-7730.

      The information contained in the attached Computational Materials relating to the WFS Financial 2005-1 Owner Trust is referred to as the "Information."

      The attached Term Sheet has been prepared by WFS Receivables Corporation
3. Neither Banc of America Securities LLC nor any of its affiliates, officers, directors or employees makes any representation as to the accuracy or completeness of the Information, nor the reasonableness of any assumptions reflected therein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department at (646) 733-4166.

      The information contained in the attached Tem Sheet relating to the WFS Financial 2005-1 Owner Trust (the "Securities") is referred to as the "Information."

      The Information has been prepared by WFS Receivables Corporation 3 (the "Issuer"). Barclays Capital Inc. ("Barclays") has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

      The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

      Although a registration statement (including the prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at 212-412-2663.

      The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the auto loans provided by WFS Receivables Corporation 3 and its affiliates. No representation or warranty is made as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in contained herein constitute judgment only as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the securities described in these materials. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities should be consummated without the purchaser first having received a prospectus and a prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting Citigroup's Syndicate Desk at (212) 723-6171.

      Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

                        WFS FINANCIAL 2005-1 OWNER TRUST

                        TERM SHEET DATED JANUARY 12, 2005

                               SUBJECT TO REVISION

THE PARTIES:

The Issuer.........................  WFS Financial 2005-1 Owner Trust, or the
                                     trust

Seller.............................  WFS Receivables Corporation 3, or WFSRC3

Master Servicer....................  WFS Financial Inc, or WFS

Indenture Trustee..................  Deutsche Bank Trust Company Americas

Owner Trustee......................  Chase Manhattan Bank USA, National
                                     Association
IMPORTANT DATES:

Statistical Calculation Date.......  January 1, 2005, the date used in preparing the statistical information in this term sheet.

Cut-Off Date.......................  Expected to be January 27, 2005

Closing Date.......................  Expected to be January 28, 2005

Distribution Dates.................  Payments of interest and principal will be made monthly on the 17th of each month,or if that is not a business day, on the next following business day, beginning on March 17, 2005. The priority of payment of interest and principal will be made as described below under "The Securities -- Payment of Interest" and "The Securities -- Payment of Principal".

Final Scheduled
Distribution Dates.................  If not paid earlier, the outstanding principal balance of each class of notes will be paid on its "Final Scheduled Distribution Date" as follows:

NOTE CLASS    FINAL SCHEDULED DISTRIBUTION DATE
----------    ---------------------------------
A-1.........          January 17, 2006
A-2.........         December 17, 2007
A-3.........          October 19, 2009
A-4.........           August 17, 2012
B...........           August 17, 2012
C...........           August 17, 2012
D...........           August 17, 2012

                                     If any of those days is not a business
                                     day, payment will be made on the next
                                     following business day.

THE SECURITIES:

The Notes..........................  The following classes of notes will be issued by the trust and are being offered by the prospectus supplement:

              PRINCIPAL   INTEREST RATE
NOTE CLASS     AMOUNT       PER ANNUM
----------  ------------  -------------
A-1.......  $267,000,000        %
A-2.......  $375,000,000        %
A-3.......  $460,000,000        %
A-4.......  $274,000,000        %
B.........  $ 60,000,000        %
C.........  $ 64,000,000        %
D.........  $ 52,000,000        %

                                     The notes will represent obligations of
                                     the trust secured by the assets of the
                                     trust. Each class of notes with a lower
                                     alphabetical designation will be
                                     subordinated to each other class of notes with a higher alphabetical designation (i.e., A is higher than B, B is higher than C and C is higher than D). The notes will be issued in book-entry form and in minimum denominations of $1,000, and in multiples of $1,000 in excess thereof. The notes will bear interest at the rates set forth above and calculated in the manner described below under "Interest Calculation".

The Certificates...................  The trust will issue to the seller WFS
                                     Financial 2005-1 Owner Trust Auto
                                     Receivable Backed Certificates, which are not being offered by the prospectus supplement. All payments in respect of the certificates will be subordinated to payments on the notes.

Ratings of the Notes...............  It is a condition to the issuance of the notes that each class of notes have been assigned the following ratings:

                   RATING AGENCY
            -----------------------------
                       STANDARD &
NOTE CLASS  MOODY'S     POOR'S      FITCH
----------  -------  -------------  -----
A-1.......  Prime-1      A-1+        F1+
A-2.......      Aaa       AAA        AAA
A-3.......      Aaa       AAA        AAA
A-4.......      Aaa       AAA        AAA
B.........      Aa2        AA         AA
C.........       A2         A          A
D.........     Baa2       BBB        BBB

                                     These ratings will be obtained from
                                     Moody's Investors Service, Standard &
                                     Poor's Rating Services, a Division of The
                                     McGraw-Hill Companies, Inc. and Fitch
                                     Ratings. At any time, a rating can be
                                     lowered, qualified or withdrawn by the
                                     rating agency which has assigned that
                                     rating.

Interest Calculation...............  Interest on the Class A-1 Notes will accrue at the fixed interest rate
                                     applicable to that class from, and
                                     including, the prior distribution date (or from, and including, the closing date with respect to the first distribution date) to, but excluding, the current distribution date. Interest on the Class A-1 Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

                                     Interest on the Class A-2 Notes, Class A-3
                                     Notes, Class A-4 Notes, Class B Notes,
                                     Class C Notes and the Class D Notes will accrue at the fixed interest rate applicable to each class from, and including, the 17th day of the month of the prior distribution date (or from, and including, the closing date with respect to the first distribution date) to, but excluding, the 17th day of the month of the current distribution date. Interest on these notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Distribution of Net Collections....  On each distribution date, as long as an event of default under the indenture has not occurred and is not continuing, the indenture trustee will apply the funds of the trust which are available for distribution in respect of the related collection period as follows:

                                     -     first, to pay the monthly servicing
                                           fee;

                                     -     second, to pay the trustees' fees
                                           and expenses up to an aggregate
                                           maximum amount of $100,000 per year
                                           for the owner trustee and up to an
                                           aggregate maximum amount of $200,000
                                           per year for the indenture trustee;

                                     -     third, to pay interest on the Class
                                           A Notes;

                                     -     fourth, to make a payment of
                                           principal on the notes in an amount
                                           equal to the amount necessary to
                                           reduce the principal amount of the
                                           Class A Notes to the aggregate
                                           principal balance of the contracts
                                           as of the last day of the related
                                           collection period;

                                     -     fifth, to pay interest on the Class
                                           B Notes;

                                     -     sixth, to make a payment of
                                           principal on the notes in an amount
                                           equal to the amount necessary to
                                           reduce the sum of the principal
                                           amounts of the Class A Notes and the
                                           Class B Notes, calculated after
                                           taking into account the principal
                                           distributions made on that
                                           distribution date, to the aggregate
                                           principal balance of the contracts
                                           as of the last day of the related
                                           collection period;

                                     -     seventh, to pay interest on the
                                           Class C Notes;

                                     -     eighth, to make a payment of
                                           principal on the Class C Notes in an
                                           amount equal to the amount necessary
                                           to reduce the sum of the principal
                                           amounts of the Class A Notes, the
                                           Class B Notes and the Class C Notes,
                                           calculated after taking into account
                                           the principal distributions made on
                                           that distribution date, to the
                                           aggregate principal balance of the
                                           contracts as of the last day of the
                                           related collection period;

                                     -     ninth, to pay interest on the Class
                                           D Notes;

                                     -     tenth, to make a payment of
                                           principal on the notes, in an amount
                                           equal to the amount necessary to
                                           reduce the aggregate principal
                                           amount of the notes, calculated
                                           after taking into account the
                                           principal distributions made on that
                                           distribution date, to an amount
                                           equal to the aggregate principal
                                           balance of the contracts as of the
                                           last day of the related collection
                                           period;

                                     -     eleventh, to deposit into the spread
                                           account the specified spread account
                                           balance;

                                     -     twelfth to make a payment of
                                           principal on the notes, in an amount
                                           equal to the amount necessary to
                                           reduce the aggregate principal
                                           amount of the notes, calculated
                                           after taking into account the
                                           principal distributions made on that
                                           distribution date, to an amount
                                           equal to the excess of the aggregate
                                           principal balance of the contracts
                                           as of the last day of the related
                                           collection period over the
                                           overcollateralization amount as
                                           described below under "The Trust
                                           Property - Overcollateralization";
                                           and

                                     -     thirteenth, to deposit any remaining
                                           available funds into the spread
                                           account.

                                     All amounts distributed in respect of
                                     principal of the notes will be paid in the manner and priority described under "- Payment of Principal".

Payment of Interest................  On each distribution date, to the extent that funds are available, the noteholders of each class will receive accrued interest at the interest rate for that class. Interest accrued but not paid on any distribution date will be due on the immediately succeeding distribution date, together with, to the extent permitted by applicable law, interest on that unpaid interest at the related interest rate.

                                     Interest amounts paid to the holders of
                                     the Class A Notes will be shared by the
                                     holders of the Class A-1 Notes, the Class
                                     A-2 Notes, the Class A-3 Notes and the
                                     Class A-4 Notes in proportion to the
                                     interest due on each class.

Payment of Principal...............  For so long as the Class A-1 Notes are outstanding, on each distribution date,
                                     the principal payments to be made as
                                     described under "Distribution of Net
                                     Collections", above, will be paid to the Class A-1 Notes until the Class A-1 Notes have been paid in full. After the Class A-1 Notes have been paid in full, the principal payments to be made will be divided among the other classes of notes in a manner intended to maintain the required credit support amount, not including amounts on deposit in the spread account, for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) $20,800,000 and (ii) the approximate percentages of the aggregate principal balance of the contracts as of the last day of the related collection period for each class of notes, depending upon whether the required overcollateralization amount is 6.5% or has been increased to 7.5%, as set forth below:

     NOTE CLASS                             6.5%     7.5%
-------------------                        -----    ------
A-2, A-3 and A-4 Collectively......        19.31%   20.17%
B..................................        14.94%   15.85%
C..................................        10.28%   11.24%
D..................................         6.50%    7.50%

                                     In addition, if on any distribution date, after the Class A-1 Notes have been paid in full, the cumulative net chargeoffs as of the last day of the related collection period is greater than the overcollateralization floor step-up trigger level set forth in the sale and servicing agreement for that distribution date, the principal payments to be made will be divided among the other classes of notes in an amount required to reduce the note balance to an amount equal to the respective note class percentage (below) times the positive difference of the aggregate principal balance of the contacts as of the last day of the related collection period over the required overcollateralization amount.

         NOTE CLASS PERCENTAGE
-----------------------------------------
A-2, A-3 and A-4 Collectively.....  86.30%
B.................................   4.67%
C.................................   4.98%
D.................................   4.05%

                                     For additional information relating to the required credit support amount, see "The Trust Property - Overcollateralization", below.

                                     The Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes, feature sequential payments of principal. No principal will be paid on the (i) Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) Class A-3 Notes until the Class A-2 Notes have been paid in full and (iii) Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                     However, the following exceptions to these general rules will apply:

                                     -     If the amount of cumulative net
                                           chargeoffs on the contracts exceeds
                                           the sequential payment trigger level
                                           specified in the sale and servicing
                                           agreement for a distribution date,
                                           principal payments made on that
                                           distribution date will be paid to
                                           the outstanding class of notes with
                                           the highest alphabetical designation
                                           until that class has been paid in
                                           full.

                                     -     On the final scheduled distribution
                                           date for one or more classes of
                                           notes, all principal payments will
                                           be made on that distribution date
                                           and any subsequent distribution date
                                           first to those classes of notes with
                                           that final scheduled distribution
                                           date, in order of seniority, until
                                           those classes are paid in full.

                                     -     Any shortfall in the amount of funds
                                           available for principal payments on
                                           any distribution date will reduce
                                           the principal payment on each class
                                           of notes with a lower alphabetical
                                           designation (up to the full amount
                                           allocable to that class of notes)
                                           before the principal payment on each
                                           class of notes with a higher
                                           alphabetical designation is reduced.
                                           Accordingly, any shortfall in the
                                           amount of funds available for
                                           principal payments on any
                                           distribution date will be applied to
                                           reduce, with respect to each class
                                           of notes, up to the full amount
                                           allocable for the payment of
                                           principal to that class of notes,
                                           with the reductions in the payment
                                           of principal being allocated first
                                           to the Class D Notes, second, to the
                                           Class C Notes, third to the Class B
                                           Notes and fourth to the Class A
                                           Notes.

                                     -     If the notes are accelerated after an
                                           event of default under the indenture
                                           and the trust property is sold or
                                           otherwise liquidated, principal
                                           payments will be made in the
                                           following order of priority:

                                           -     to the Class A-1 Notes until
                                                 the Class A-1 Notes have been
                                                 paid in full;

                                           -     to the Class A-2 Notes, the
                                                 Class A-3 Notes and the Class
                                                 A-4 Notes ratably according to
                                                 the amounts due and payable on
                                                 those Notes with respect to
                                                 principal until the Class A-2
                                                 Notes, the Class A-3 Notes and
                                                 the Class A-4 Notes have been
                                                 paid in full;

                                           -     to the Class B Notes until the
                                                 Class B Notes have been paid
                                                 in full;

                                           -     to the Class C Notes until the
                                                 Class C Notes with been paid
                                                 in full; and

                                           -     to the Class D Notes until the
                                                 Class D Notes with been paid
                                                 in full.

                                     -     If the notes are accelerated after
                                           an event of default under the
                                           indenture and the trust property is
                                           sold or otherwise liquidated, the
                                           fees and expenses due to the
                                           Trustees will be paid without
                                           limitation prior to the payment of
                                           interest or principal to the holders
                                           of any class of notes.

THE TRUST PROPERTY:

General............................  The trust property will include:

                                     -     a pool of retail installment sales
                                           contracts and a limited number of
                                           installment loans originated or
                                           purchased by WFS, all of which are
                                           secured by new or pre-owned
                                           automobiles or light duty trucks;
                                           and

                                     -     the funds in the spread account.

The Contracts......................  On or before the closing date, WFS will sell and assign the contracts, each of
                                     which is a retail installment sales
                                     contract or installment loan secured by a financed vehicle which is a new or pre-owned automobile or light duty truck, to WFSRC3. On the closing date, WFSRC3 will transfer and assign the contracts to the trust. The trust has been established and will be fully funded upon the transfer and assignment of contracts and cash by WFSRC3 to the trust on the closing date.

                                     -     The trust will receive the right to
                                           payments received under the
                                           contracts after the cut-off date.
                                           The aggregated principal balance of
                                           the contracts on the cut-off date
                                           will be not less than
                                           $1,600,000,000.

                                     -     The contracts are secured by first
                                           liens on the vehicles purchased
                                           under each contract.

                                     -     As of the statistical calculation
                                           date, the contracts had a weighted
                                           average annual percentage rate of
                                           approximately 11.25% and a weighted
                                           average remaining maturity of
                                           approximately 62.22 months.

                                     -     As of the statistical calculation
                                           date, approximately 99.06% of the
                                           aggregate principal amount of the
                                           contracts will be simple interest
                                           contracts and approximately 0.93%
                                           will be Rule of 78's contracts.

                                     -     While the characteristics of the
                                           contracts transferred to the trust
                                           on the closing date may differ
                                           somewhat from this information, we
                                           anticipate that the variations will
                                           not be significant.

The Spread Account.................  The spread account will be a segregated trust account in the name of the indenture trustee that will afford you some limited protection against losses on the contracts. It will be created with an initial deposit by WFSRC3 in the amount of

                                     $8,000,000. The amount on deposit in the spread account will be required to be maintained at that amount as long as any class of notes is outstanding, except that the amount on deposit in the spread account need never be greater than the aggregate principal amount of all outstanding notes.

                                     On each distribution date, amounts on
                                     deposit in the spread account will be
                                     applied as described in the following
                                     paragraph and any available funds not
                                     otherwise required to make the
                                     distributions described in clauses first through tenth under "The Notes - Distributions of Net Collections" will be deposited into the spread account in order to maintain the amount on deposit therein at an amount equal to the lesser of $8,000,000 or the aggregate principal amount of all outstanding notes.

                                     Amounts on deposit in the spread account will be available to make the distributions described in clauses first through tenth under "The Securities - Distribution of Net Collections", as well as increasing the overall level of overcollateralization and, in turn, reducing the principal amount of a class of notes to zero on or after the related final scheduled distribution date.

                                     If on any distribution date, after giving effect to all deposits thereto and withdrawals therefrom, the amount on deposit in the spread account is greater than the required amount, the excess cash will be distributed in the following order:

                                     -     to WFSRC3, until it has received an
                                           amount equal to the spread account
                                           initial deposit, and then

                                     -     to WFSRC3 or any other holder of the
                                           certificates.

                                     You will have no further rights to any
                                     excess cash paid to any of these entities.

Subordination......................  The Class B Notes, the Class C Notes and
                                     the Class D Notes will each be
                                     subordinated with respect to each class of notes with a higher alphabetical designation. On each distribution date,

                                     -     no interest will be paid on a class
                                           of notes until all interest due on
                                           each class of notes with a higher
                                           alphabetical designation has been
                                           paid in full through the related
                                           interest period, including, to the
                                           extent lawful, interest on overdue
                                           interest; and

                                     -     no principal will be paid on a class
                                           of notes until all principal due on
                                           each class of notes with a higher
                                           alphabetical designation on that
                                           distribution date has been paid in
                                           full.

                                     The subordination of the Class B Notes,
                                     Class C Notes and the Class D Notes is
                                     intended to decrease the risk of default by the trust with respect to payments due to more senior classes of notes.

Overcollateralization..............  The overcollateralization amount is the amount, on any given date, by which the
                                     aggregate principal balance of the
                                     contracts owned by the trust exceeds the principal amount of the notes as of that date. That overcollateralization will be available to absorb losses on the contracts. The initial level of overcollateralization will be 3.0% of the initial aggregate principal balance of the contracts as of the cut-off date, as the aggregate principal amount of notes to be issued will equal 97.0% of the sum of the initial aggregate principal balance of the contracts transferred to the trust on the closing date. The level of overcollateralization will increase through the accelerated repayment of the notes as described above under "The Securities - Distribution of Net Collections". That repayment will be funded primarily from interest collections on the contracts in excess of the sum of the interest required to be paid on the notes and other fees required to be paid by the trust.

                                     The level of overcollateralization is
                                     required to increase to and be maintained at an amount equal to, with respect to each distribution date, 6.5% of the aggregate principal balance of the contracts as of the last day of the related collection period; provided, however, that if on any distribution date the cumulative net chargeoffs as of the last day of the related collection period is greater than the sequential payment trigger level set forth in the sale and servicing agreement for that distribution date, the required overcollateralization amount for that distribution date will equal 7.5% of the aggregate principal balance of the contracts as of the last day of that related collection period.

                                     Notwithstanding the foregoing, the
                                     required overcollateralization amount on any distribution date will not be less than $20,800,000, which equals 1.3% of the aggregate principal balance of the contracts on the cut-off date, provided, however, such percentage will be increased to 1.7% of the aggregate principal balance of the contracts on the cut-off date if on any distribution date the cumulative net chargeoffs as of the last day of the related collection period is greater than the overcollateralization floor step-up trigger level set forth in the sale and servicing agreement for that distribution date. In addition, if covenants in the sale and servicing agreement pertaining to the performance and reporting obligations of WFS, as master servicer, and of the rating of its parent, Western Financial Bank, are breached, the percentage will be increased an additional 0.3% to 2.0% of the aggregate principal balance of the contracts as of the cut-off date.

                                     It is anticipated that after the level of overcollateralization first equals 6.5% of the aggregate principal balance of the contracts as of the last day of a collection period, the overcollateralization amount will decrease over time as the aggregate principal balance of the contracts decreases.

THE CONTRACTS POOL:

                                     Each contract, as of the statistical
                                     calculation date, is a retail installment sales contract secured by a financed vehicle originated by a new or pre-owned automobile dealer located in California or one of the other states listed in the table on page 21 or an installment loan made in one of these states which loan is secured by a financed vehicle. Most of the contracts were purchased by WFS from dealers; however, contracts representing no more than 3.04% of the statistical calculation date aggregate principal balance are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. While the percentage of such installment loans transferred to the trust on the closing date may differ, we anticipate that any variation will not be significant. Except as otherwise noted, all references in this term sheet to contracts include installment loans.

                                     WFS will select the contracts from its
                                     portfolio of fixed-interest rate
                                     contracts. The contracts which will be
                                     transferred to the trust were underwritten and purchased or originated by WFS in the ordinary course of its business operations.

                                     The information concerning the contracts presented throughout this term sheet is as of the close of business on the statistical calculation date, January 1, 2005. These contracts, with limited exception, will be transferred to the trust on the closing date along with additional contracts purchased or originated through the cut-off date. The contracts transferred to the trust will have an aggregate outstanding principal balance of not less than

                                     $1,600,000,000 as of the cut-off date.
                                     While the characteristics of the contracts actually transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that any variation will not be significant. The percentages below are calculated based upon the aggregate principal balance of the contracts as of the statistical calculation date.

                                                   CONTRACTS
                                               -----------------
Outstanding Principal Balance.............     $1,269,545,657.11
 Minimum..................................     $          504.20
 Maximum..................................     $      105,115.90
 Average..................................     $       15,919.07
Number of Contracts.......................                79,750
Financed Vehicles
 Percentage of New Vehicles...............                 29.84%
 Percentage of Pre-owned Vehicles.........                 70.16%
 Percentage of Automobiles................                 45.24%
 Percentage of Light Duty Trucks..........                 54.76%
Percentage of Simple Interest Contracts...                 99.06%
Percentage of Rule of 78's Contracts......                  0.93%
Annual Percentage Rate
 Minimum..................................                  3.49%
 Maximum..................................                 30.00%
 Weighted Average.........................                 11.25%
Remaining Maturities
 Minimum (Months).........................                     3
 Maximum (Months).........................                    84
 Weighted Average (Months)................                 62.22
Original Maturities
 Minimum (Months).........................                     6
 Maximum (Months).........................                    84
 Weighted Average (Months)................                 66.27
 Percent over 60 Months...................                 64.73%
 Percent over 72 Months...................                  1.78%

                                     Each of the contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the simple interest or the Rule of 78's method.

PURCHASE OF CONTRACTS AND REDEMPTION OF THE NOTES:

Optional Purchase..................  On any distribution date following the last day of a collection period as of
                                     which the aggregate principal balance of the contracts is equal to or less than $160,000,000, WFSRC3 may purchase from the trust all of the contracts then outstanding at a purchase price equal to the outstanding principal amount of the notes, plus accrued and unpaid interest on the notes, plus any fees or other amounts due to the master servicer or the trustees. If WFSRC3 purchases the contracts, the indenture trustee will redeem the notes and the trust will terminate.

Mandatory Redemption...............  The notes may be accelerated by the indenture trustee if an event of default has occurred and is continuing under the indenture. If the notes are accelerated, the indenture trustee, or the master servicer at the direction of the indenture trustee, may, under certain circumstances, sell or otherwise liquidate the property of the trust and deliver the proceeds to the indenture trustee for distribution in accordance with the terms of the indenture.

TAX STATUS:                          In the opinion of Mitchell Silberberg &
                                     Knupp LLP, special counsel for federal
                                     income and California income tax purposes, as discussed in further detail under "Federal and California Income Tax
                                     Consequences" in the prospectus:

                                     -     the notes will be characterized as
                                           debt; and

                                     -     the trust will not be characterized
                                           as an association or a publicly
                                           traded partnership taxable as a
                                           corporation.

                                     If you purchase a note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY          The Class A-1 Notes will be structured to
MONEY MARKET FUNDS:                  be eligible securities for purchase by
                                     money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:                The notes are generally eligible for
                                     purchase by employee benefit plans that
                                     are subject to the Employee Retirement
                                     Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
                                     Code of 1986, as amended. However,
                                     fiduciaries of such employee benefit plans and other benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing notes.

                        DISTRIBUTION OF CONTRACTS BY APR

      The following table provides information about the contracts originated through the statistical calculation date relating to their annual percentage rate. While the characteristics of all of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that any variation will not be significant. The percentages do not add to 100.00% due to rounding.

                                                                            PERCENTAGE OF
                                                             SUM OF          AGGREGATE
                                         NUMBER             PRINCIPAL        PRINCIPAL
CONTRACT APR                          OF CONTRACTS(1)       BALANCES(1)      BALANCE(1)
-----------------------------------   ---------------   -----------------   -------------
3.000% - 3.999%....................           23        $      535,303.79       0.04%
4.000% - 4.999%....................        1,052            21,191,496.53       1.67
5.000% - 5.999%....................        3,317            69,788,411.06       5.50
6.000% - 6.999%....................        4,218            88,644,117.00       6.98
7.000% - 7.999%....................        5,503           112,771,707.08       8.88
8.000% - 8.999%....................        7,297           141,638,790.51      11.16
9.000% - 9.999%....................        8,260           149,562,746.20      11.78
10.000% - 10.999%..................        7,409           127,113,850.31      10.01
11.000% - 11.999%..................        5,877            96,159,489.62       7.57
12.000% - 12.999%..................        7,038           104,695,958.10       8.25
13.000% - 13.999%..................        5,210            73,491,397.11       5.79
14.000% - 14.999%..................        5,386            71,488,671.87       5.63
15.000% - 15.999%..................        4,558            57,342,760.96       4.52
16.000% - 16.999%..................        3,718            45,608,814.44       3.59
17.000% - 17.999%..................        3,175            36,733,714.54       2.89
18.000% - 18.999%..................        2,661            27,909,567.85       2.20
19.000% - 19.999%..................        1,767            17,144,590.54       1.35
20.000% - 20.999%..................        1,427            11,723,023.24       0.92
21.000% - 21.999%..................          983             9,113,905.27       0.72
22.000% - and higher...............          871             6,887,341.09       0.54
                                          ------        -----------------     ------
Total..............................       79,750        $1,269,545,657.11     100.00%
                                          ======        =================     ======

(1) As of the statistical calculation date

                    GEOGRAPHIC CONCENTRATION OF THE CONTRACTS

      The following table provides information about those contracts originated through the statistical calculation date based upon the state in which the new or pre-owned automobile dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of all the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that any variation will not be significant. The percentages do not add to 100.00% due to rounding.

                           NUMBER OF            SUM OF           PERCENTAGE OF AGGREGATE
DEALER STATE              CONTRACTS(1)   PRINCIPAL BALANCES(1)     PRINCIPAL BALANCE(1)
-----------------------   ------------   ---------------------   -----------------------
California.............     30,311        $   491,287,186.30             38.70%
Washington.............      4,472             67,614,196.55              5.33
Arizona................      3,803             58,919,733.20              4.64
Oregon.................      3,258             50,527,971.84              3.98
Texas..................      2,394             41,372,057.62              3.26
Virginia...............      2,146             38,231,806.42              3.01
Georgia................      2,049             37,877,996.06              2.98
Nevada.................      1,957             32,557,452.78              2.56
Florida................      2,178             32,443,744.94              2.56
Illinois...............      1,980             32,220,617.28              2.54
North Carolina.........      1,914             29,153,390.84              2.30
Colorado...............      1,836             28,676,676.52              2.26
Ohio...................      2,263             28,671,157.10              2.26
New York...............      1,692             27,649,207.65              2.18
Missouri...............      1,810             27,020,586.07              2.13
Idaho..................      1,665             25,056,804.62              1.97
Michigan...............      1,431             20,912,533.74              1.65
Maryland...............      1,024             20,232,137.66              1.59
Utah...................      1,005             15,630,387.77              1.23
South Carolina.........      1,055             15,490,291.21              1.22
New Jersey.............        840             14,543,625.73              1.15
Tennessee..............        893             13,928,127.32              1.10
Pennsylvania...........        792             12,615,778.81              0.99
Wisconsin..............        801             12,433,018.32              0.98
New Mexico.............        654             11,588,946.84              0.91
Massachusetts..........        586              9,512,091.98              0.75
Minnesota..............        509              8,598,736.41              0.68
Connecticut............        504              7,444,644.42              0.59
Kansas.................        541              7,418,182.00              0.58
Kentucky...............        508              7,302,815.21              0.58
Indiana................        488              6,953,298.71              0.55
Alabama................        395              6,324,719.80              0.50
Delaware...............        353              6,075,393.08              0.48
Iowa...................        401              5,369,967.36              0.42
New Hampshire..........        266              4,022,054.89              0.32
Nebraska...............        205              2,861,570.17              0.23
Mississippi............        197              2,550,298.31              0.20
Wyoming................        118              2,024,820.47              0.16
Rhode Island...........        106              1,754,437.12              0.14
Oklahoma...............        105              1,236,520.13              0.10
Maine..................         56                826,737.46              0.07
Montana................         45                789,699.81              0.06
West Virginia..........         73                681,827.61              0.05
Vermont................         38                601,400.53              0.05
South Dakota...........         33                541,008.45              0.04
                            ------        ------------------            ------
Total..................     79,750        $ 1,269,545,657.11            100.00%
                            ======        ==================            ======

(1) As of the statistical calculation date

                       WEIGHTED AVERAGE LIVES OF THE NOTES

      Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts which are to be transferred to the trust.

      As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of notes could occur significantly earlier than its final scheduled distribution date. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of those notes.

      The table captioned "Percentage of Initial Note Balance at Various ABS Percentages" is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under "The Contracts Pool", but with an assumed aggregate principal of $1,600,000,000. The ABS Table assumes that:

      - the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

      - the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

      - payments are made on the notes on each distribution date (and each such date is assumed to be the 17th day of each applicable month);

      - the initial aggregate principal amount of the notes is $1,552,000,000;

      - the interest rate on the Class A-1 Notes is 2.6536%, the interest rate on the Class A-2 Notes is 3.25%, the interest rate on the Class A-3 Notes is 3.64%, the interest rate on the Class A-4 Notes is 3.94%, the interest rate on the Class B Notes is 3.83%, the interest rate on the Class C Notes is 3.92%,and the interest rate on the Class D Notes is 4.25%;

      - the trustees' fees and expenses are zero and the annual servicing fee is 1.25%;

      -     the notes are purchased on the closing date;

      - the overcollateralization amount will initially be 3.0% of the cut-off date aggregate principal balance of the contracts transferred to the trust, increasing to an amount equal to, with respect to each distribution date, the greater of (i) 6.5% of the aggregate principal balance of the contracts transferred to the trust as of the last day of the related collection period and (ii) 1.3% of the cut-off date aggregate principal balance of the contracts transferred to the trust; and

      - WFSRC3 exercises its optional purchase right on the earliest distribution date on which that option may be exercised.

      The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percentage of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

      The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the sum of the principal balances of the contracts in that pool, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed cut-off date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                              ORIGINAL      REMAINING
                    SUM OF                     TERM TO       TERM TO
                   PRINCIPAL                  MATURITY      MATURITY
POOLS              BALANCES         APR      (IN MONTHS)   (IN MONTHS)
------------  -----------------   -------    -----------   -----------
 1.........   $   17,412,609.73   13.388%        34           34
 2.........        9,123,582.04   13.198%        34           33
 3.........        4,555,814.74   13.174%        34           31
 4.........       45,559,408.60   13.288%        47           47
 5.........       24,842,902.67   13.330%        47           46
 6.........       12,306,325.40   13.318%        47           44
 7.........      234,505,036.37   12.431%        60           60
 8.........      129,493,273.16   12.273%        60           59
 9.........       85,300,431.61   13.171%        60           43
10.........      544,824,723.93   10.385%        71           71
11.........      285,512,234.26   10.256%        71           70
12.........      180,121,583.83   11.149%        71           55
13.........        9,989,527.97    7.842%        83           83
14.........        6,669,885.78    7.760%        83           82
15                 9,782,659.91    9.979%        83           57
              -----------------
Total......   $1,600,000,000.00
              =================

      The contracts allocated to the hypothetical pools had an aggregate principal balance of $1,269,545,657.11. In preparing the ABS Table, the aggregate principal balance of hypothetical pools 1, 4, 7, 10 and 13 were increased ratably so that, for the purpose of modeling the transaction, the aggregate principal balance of the contracts in all of the hypothetical pools equaled $1,600,000,000.00. The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

          PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                       CLASS A-1 NOTES             CLASS A-2 NOTES              CLASS A-3 NOTES             CLASS A-4 NOTES
                  --------------------------- --------------------------- --------------------------- ---------------------------
DISTRIBUTION DATE  0.5%   1.0%   1.8%   2.5%   0.5%   1.0%   1.8%   2.5%   0.5%   1.0%   1.8%   2.5%   0.5%   1.0%   1.8%   2.5%
----------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Closing.......... 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
March 2005.......  87.42  84.28  78.92  73.65 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
April 2005.......  73.85  67.68  57.12  46.76 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
May 2005.........  60.33  51.24  35.65  20.37 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
June 2005........  46.89  34.96  14.52   0.00 100.00 100.00 100.00  96.07 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
July 2005........  33.51  18.84   0.00   0.00 100.00 100.00  95.74  81.42 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
August 2005......  21.12   4.68   0.00   0.00 100.00 100.00  85.58  68.64 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
September 2005...  11.49   0.00   0.00   0.00 100.00  95.43  75.56  56.09 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
October 2005.....   1.87   0.00   0.00   0.00 100.00  88.05  65.68  43.76 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
November 2005....   0.00   0.00   0.00   0.00  95.23  80.73  55.94  31.67 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
December 2005....   0.00   0.00   0.00   0.00  89.32  73.47  46.35  19.81 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
January 2006.....   0.00   0.00   0.00   0.00  83.43  66.26  36.90   8.19 100.00 100.00 100.00 100.00 100.00 100.00 100.00 100.00
February 2006....   0.00   0.00   0.00   0.00  77.54  59.11  27.61   0.00 100.00 100.00 100.00  97.40 100.00 100.00 100.00 100.00
March 2006.......   0.00   0.00   0.00   0.00  71.66  52.02  18.46   0.00 100.00 100.00 100.00  88.32 100.00 100.00 100.00 100.00
April 2006.......   0.00   0.00   0.00   0.00  65.78  44.98   9.47   0.00 100.00 100.00 100.00  79.44 100.00 100.00 100.00 100.00
May 2006.........   0.00   0.00   0.00   0.00  59.91  38.02   0.64   0.00 100.00 100.00 100.00  70.87 100.00 100.00 100.00 100.00
June 2006........   0.00   0.00   0.00   0.00  54.04  31.11   0.00   0.00 100.00 100.00  93.45  62.50 100.00 100.00 100.00 100.00
July 2006........   0.00   0.00   0.00   0.00  48.19  24.27   0.00   0.00 100.00 100.00  86.51  54.34 100.00 100.00 100.00 100.00
August 2006......   0.00   0.00   0.00   0.00  42.34  17.49   0.00   0.00 100.00 100.00  79.71  46.39 100.00 100.00 100.00 100.00
September 2006...   0.00   0.00   0.00   0.00  36.50  10.77   0.00   0.00 100.00 100.00  73.04  38.65 100.00 100.00 100.00 100.00
October 2006.....   0.00   0.00   0.00   0.00  30.66   4.13   0.00   0.00 100.00 100.00  66.50  31.14 100.00 100.00 100.00 100.00
November 2006....   0.00   0.00   0.00   0.00  24.84   0.00   0.00   0.00 100.00  98.00  60.11  23.84 100.00 100.00 100.00 100.00
December 2006....   0.00   0.00   0.00   0.00  19.02   0.00   0.00   0.00 100.00  92.70  53.86  16.77 100.00 100.00 100.00 100.00
January 2007.....   0.00   0.00   0.00   0.00  13.22   0.00   0.00   0.00 100.00  87.45  47.75   9.92 100.00 100.00 100.00 100.00
February 2007....   0.00   0.00   0.00   0.00   7.42   0.00   0.00   0.00 100.00  82.26  41.80   3.63 100.00 100.00 100.00 100.00
March 2007.......   0.00   0.00   0.00   0.00   1.63   0.00   0.00   0.00 100.00  77.13  35.98   0.00 100.00 100.00 100.00  97.22
April 2007.......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  96.62  72.06  30.32   0.00 100.00 100.00 100.00  88.61
May 2007.........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  91.92  67.05  24.82   0.00 100.00 100.00 100.00  80.28
June 2007........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  87.23  62.10  19.46   0.00 100.00 100.00 100.00  72.22
July 2007........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  82.55  57.22  14.27   0.00 100.00 100.00 100.00  64.44
August 2007......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  77.87  52.40   9.25   0.00 100.00 100.00 100.00  56.94
September 2007...   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  73.21  47.64   4.41   0.00 100.00 100.00 100.00  49.73
October 2007.....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  68.58  42.98   0.00   0.00 100.00 100.00  99.56   0.00
November 2007....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  63.97  38.38   0.00   0.00 100.00 100.00  92.00   0.00
December 2007....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  59.41  33.88   0.00   0.00 100.00 100.00  84.76   0.00
January 2008.....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  54.95  29.53   0.00   0.00 100.00 100.00  77.87   0.00
February 2008....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  50.50  25.24   0.00   0.00 100.00 100.00  71.25   0.00
March 2008.......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  46.07  21.03   0.00   0.00 100.00 100.00  64.92   0.00
April 2008.......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  41.65  16.88   0.00   0.00 100.00 100.00  58.87   0.00
May 2008.........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  37.23  12.81   0.00   0.00 100.00 100.00  53.15   0.00
June 2008........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  32.84   8.81   0.00   0.00 100.00 100.00  47.93   0.00
July 2008........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  28.45   4.88   0.00   0.00 100.00 100.00   0.00   0.00
August 2008......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  24.08   1.03   0.00   0.00 100.00 100.00   0.00   0.00
September 2008...   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  19.72   0.00   0.00   0.00 100.00  95.40   0.00   0.00
October 2008.....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  15.71   0.00   0.00   0.00 100.00  89.54   0.00   0.00
November 2008....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  11.76   0.00   0.00   0.00 100.00  83.85   0.00   0.00
December 2008....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   7.82   0.00   0.00   0.00 100.00  78.29   0.00   0.00
January 2009.....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   3.99   0.00   0.00   0.00 100.00  72.95   0.00   0.00
February 2009....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.34   0.00   0.00   0.00 100.00  67.92   0.00   0.00
March 2009.......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  94.47  63.01   0.00   0.00
April 2009.......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  88.39  58.22   0.00   0.00
May 2009.........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  82.33  53.54   0.00   0.00
June 2009........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  76.30  48.99   0.00   0.00
July 2009........   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  70.29   0.00   0.00   0.00
August 2009......   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  64.32   0.00   0.00   0.00
September 2009...   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  58.36   0.00   0.00   0.00
October 2009.....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  53.30   0.00   0.00   0.00
November 2009....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00  48.26   0.00   0.00   0.00
December 2009....   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00
WEIGHTED AVERAGE
 LIFE (YEARS)....   0.42   0.35   0.29   0.25   1.49   1.21   0.90   0.72   3.12   2.66   2.00   1.57   4.67   4.23   3.26   2.56
WEIGHTED AVERAGE
 LIFE (YEARS)(1).   0.42   0.35   0.29   0.25   1.49   1.21   0.90   0.72   3.12   2.66   2.00   1.57   4.87   4.47   3.46   2.69

(1) This calculation assumes that WFSRC3 does not exercise its optional purchase right.

                             CLASS B NOTES                       CLASS C NOTES                     CLASS D NOTES
                   ---------------------------------   ---------------------------------   ---------------------------------
DISTRIBUTION DATE   0.5%     1.0%     1.8%     2.5%     0.5%     1.0%     1.8%     2.5%     0.5%     1.0%     1.8%     2.5%
-----------------  ------   ------   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing..........  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
March 2005.......  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
April 2005.......  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
May 2005.........  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
June 2005........  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
July 2005........  100.00   100.00    98.73    93.81   100.00   100.00   100.00    93.78   100.00   100.00   100.00    93.63
August 2005......  100.00   100.00    95.22    89.49   100.00   100.00    95.19    89.46   100.00   100.00    95.04    89.31
September 2005...  100.00    98.56    91.83    85.24   100.00    98.53    91.80    85.21   100.00    98.36    91.65    85.07
October 2005.....  100.00    96.06    88.48    81.07   100.00    96.03    88.46    81.04   100.00    95.87    88.31    80.91
November 2005....   98.49    93.58    85.19    76.97    98.46    93.55    85.16    76.95    98.30    93.40    85.02    76.82
December 2005....   96.49    91.12    81.94    72.96    96.46    91.09    81.92    72.94    96.30    90.94    81.78    72.82
January 2006.....   94.49    88.68    78.74    69.02    94.47    88.65    78.72    69.00    94.31    88.51    78.59    68.89
February 2006....   92.50    86.26    75.60    65.17    92.47    86.24    75.58    65.15    92.32    86.09    75.45    65.05
March 2006.......   90.51    83.86    72.50    61.40    90.48    83.84    72.48    61.39    90.33    83.70    72.36    61.28
April 2006.......   88.52    81.48    69.46    57.72    88.49    81.46    69.44    57.70    88.35    81.32    69.33    57.61
May 2006.........   86.53    79.12    66.47    54.16    86.51    79.10    66.45    54.14    86.36    78.97    66.34    54.05
June 2006........   84.55    76.78    63.53    50.68    84.52    76.76    63.52    50.67    84.38    76.63    63.41    50.58
July 2006........   82.56    74.47    60.65    47.29    82.54    74.45    60.64    47.28    82.40    74.32    60.54    47.20
August 2006......   80.58    72.17    57.83    43.99    80.56    72.15    57.81    43.98    80.43    72.03    57.71    43.91
September 2006...   78.61    69.90    55.06    40.78    78.58    69.88    55.04    40.77    78.45    69.76    54.95    40.70
October 2006.....   76.63    67.65    52.35    37.66    76.61    67.63    52.33    37.65    76.48    67.52    52.24    37.59
November 2006....   74.66    65.42    49.69    34.63    74.64    65.41    49.68    34.62    74.52    65.30    49.59    34.56
December 2006....   72.69    63.22    47.10    31.69    72.67    63.20    47.08    31.68    72.55    63.10    47.00    31.63
January 2007.....   70.73    61.04    44.56    28.85    70.71    61.02    44.55    28.84    70.59    60.92    44.47    28.80
February 2007....   68.77    58.89    42.09    26.24    68.75    58.87    42.07    26.23    68.63    58.77    42.00    26.19
March 2007.......   66.81    56.76    39.67    24.04    66.79    56.74    39.66    24.04    66.68    56.65    39.60    24.00
April 2007.......   64.85    54.65    37.32    21.92    64.83    54.63    37.31    21.91    64.73    54.54    37.25    19.49
May 2007.........   62.90    52.57    35.04    19.85    62.88    52.56    35.03    19.85    62.78    52.47    34.97    13.89
June 2007........   60.95    50.52    32.81    17.86    60.93    50.50    32.80    17.86    60.83    50.42    32.75     8.48
July 2007........   59.01    48.49    30.66    15.94    58.99    48.47    30.65    15.93    58.89    48.39    30.60     3.26
August 2007......   57.07    46.49    28.57    14.08    57.05    46.47    28.56    12.63    56.96    46.40    28.52     0.00
September 2007...   55.13    44.51    26.56    12.30    55.11    44.50    26.55     6.92    55.02    44.43    26.51     0.00
October 2007.....   53.21    42.58    24.62     0.00    53.19    42.56    24.62     0.00    53.11    42.49    24.58     0.00
November 2007....   51.29    40.67    22.75     0.00    51.28    40.65    22.75     0.00    51.19    40.59    21.76     0.00
December 2007....   49.40    38.80    20.96     0.00    49.38    38.79    20.96     0.00    49.30    38.73    16.90     0.00
January 2008.....   47.55    36.99    19.26     0.00    47.53    36.98    19.25     0.00    47.46    36.92    12.27     0.00
February 2008....   45.70    35.21    17.62     0.00    45.69    35.20    17.62     0.00    45.61    35.15     7.83     0.00
March 2008.......   43.86    33.46    16.06     0.00    43.85    33.45    16.05     0.00    43.78    33.40     3.58     0.00
April 2008.......   42.02    31.74    14.56     0.00    42.01    31.73    14.17     0.00    41.94    31.68     0.00     0.00
May 2008.........   40.19    30.05    13.14     0.00    40.18    30.04     9.63     0.00    40.11    29.99     0.00     0.00
June 2008........   38.37    28.39    11.85     0.00    38.35    28.38     5.50     0.00    38.29    28.34     0.00     0.00
July 2008........   36.54    26.76     0.00     0.00    36.53    26.75     0.00     0.00    36.47    26.71     0.00     0.00
August 2008......   34.73    25.16     0.00     0.00    34.72    25.15     0.00     0.00    34.66    25.11     0.00     0.00
September 2008...   32.92    23.59     0.00     0.00    32.91    23.59     0.00     0.00    32.86    23.55     0.00     0.00
October 2008.....   31.25    22.14     0.00     0.00    31.25    22.14     0.00     0.00    31.19    20.11     0.00     0.00
November 2008....   29.61    20.74     0.00     0.00    29.61    20.73     0.00     0.00    29.56    16.29     0.00     0.00
December 2008....   27.98    19.36     0.00     0.00    27.97    19.36     0.00     0.00    27.93    12.55     0.00     0.00
January 2009.....   26.39    18.04     0.00     0.00    26.38    18.04     0.00     0.00    26.34     8.97     0.00     0.00
February 2009....   24.87    16.80     0.00     0.00    24.87    16.79     0.00     0.00    24.83     5.60     0.00     0.00
March 2009.......   23.36    15.58     0.00     0.00    23.36    15.58     0.00     0.00    23.32     2.30     0.00     0.00
April 2009.......   21.86    14.40     0.00     0.00    21.85    13.65     0.00     0.00    19.33     0.00     0.00     0.00
May 2009.........   20.36    13.24     0.00     0.00    20.36     9.94     0.00     0.00    15.27     0.00     0.00     0.00
June 2009........   18.87    12.12     0.00     0.00    18.87     6.33     0.00     0.00    11.22     0.00     0.00     0.00
July 2009........   17.39     0.00     0.00     0.00    17.38     0.00     0.00     0.00     7.19     0.00     0.00     0.00
August 2009......   15.91     0.00     0.00     0.00    15.90     0.00     0.00     0.00     3.18     0.00     0.00     0.00
September 2009...   14.43     0.00     0.00     0.00    13.76     0.00     0.00     0.00     0.00     0.00     0.00     0.00
October 2009.....   13.18     0.00     0.00     0.00     9.75     0.00     0.00     0.00     0.00     0.00     0.00     0.00
November 2009....   11.93     0.00     0.00     0.00     5.75     0.00     0.00     0.00     0.00     0.00     0.00     0.00
December 2009....    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

WEIGHTED AVERAGE
 LIFE (YEARS)....    2.95     2.56     1.94     1.53     2.94     2.55     1.94     1.53     2.88     2.48     1.88     1.48
WEIGHTED AVERAGE
 LIFE (YEARS)(1).    2.97     2.58     1.96     1.54     2.94     2.55     1.94     1.53     2.88     2.48     1.88     1.48

(1) This calculation assumes that WFSRC3 does not exercise its optional purchase right.

      The weighted average life of a note is determined for the above table by
(i) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related distribution date, (ii) adding the results and (iii) dividing the sum by the original principal amount of the note.

      The foregoing tables have been prepared based on the assumptions described under "Weighted Average Lives of the Notes", including the assumptions regarding the characteristics and performance of the contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

               CONTRACT DELINQUENCY AND CONTRACT LOSS INFORMATION

      The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, and contracts that have been sold but are still being serviced by WFS, as of December 31, 2001 through 2003 and at September 30, 2003 and September 30, 2004 and (ii) the loss experience for contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, and contracts that have been sold but are still being serviced by WFS, for the years ended December 31, 2001 through 2003 and for the nine month periods ending September 30, 2003 and September 30, 2004. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78's contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to chargeoff a contract that becomes 120 days delinquent or is classified as a non-performing asset, whether that contract is owned by WFS or serviced by WFS for others. WFS believes that its chargeoff policy is consistent with that customarily used in the automobile finance industry.

                         CONTRACT DELINQUENCY EXPERIENCE

                                    AT SEPTEMBER 30,                                     AS OF DECEMBER 31,
                    --------------------------------------------- -----------------------------------------------------------------
                           2004                    2003                  2003                    2002                2001
                    ---------------------  ---------------------- ---------------------- --------------------- --------------------
                    NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF             NUMBER OF
                    CONTRACTS   AMOUNT     CONTRACTS   AMOUNT     CONTRACTS      AMOUNT  CONTRACTS   AMOUNT    CONTRACTS   AMOUNT
                    --------- -----------  --------- ------------ --------- ------------ --------- ----------- --------- ----------
                                                                   (DOLLARS IN THOUSANDS)
Contracts serviced   869,036  $11,440,352   818,125  $10,475,948   826,122  $10,596,665   757,269  $9,389,974   690,401  $8,152,882
                    ========  ===========  ========  ===========  ========  ===========  ========  ==========  ========  ==========

Period of
 Delinquency
  30 - 59 days        18,694  $   183,463    19,851  $   201,990    21,975  $   219,937    23,176  $  238,204    21,907  $  217,873
  60 - 89 days         5,511       53,038     5,784       57,737     6,609       65,135     6,612      64,472     6,227      60,685
90 days or more        2,228       20,088     2,371       22,661     2,367       21,993     2,688      25,819     2,571      24,605
                    --------  -----------  --------  -----------  --------  -----------  --------  ----------  --------  ----------
Total contracts and
amount delinquent     26,433  $   256,589    28,006  $   282,388    30,951  $   307,065    32,476  $  328,495    30,705  $  303,163
                    ========  ===========  ========  ===========  ========  ===========  ========  ==========  ========  ==========
Delinquencies as a
  percentage of
  number and amount
  of contracts
  outstanding           3.04%        2.24%     3.42%        2.70%     3.75%        2.90%     4.29%       3.50      4.45%       3.72%

                            CONTRACT LOSS EXPERIENCE

                                                     FOR THE NINE MONTHS ENDED            FOR THE YEAR ENDED
                                                           SEPTEMBER 30,                       DECEMBER 31,
                                                     -------------------------  ----------------------------------------
                                                        2004          2003          2003          2002           2001
                                                     -----------  ------------  ------------   -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
Contracts serviced at end of period                  $11,440,352  $10,475,948   $10,596,665    $9,389,974    $8,152,882
                                                     ===========  ============  ===========    ==========    ==========
Average during period                                $10,980,339  $ 9,885,681   $10,051,754    $8,845,635    $7,576,681
                                                     ===========  ============  ===========    ==========    ==========
Gross chargeoffs of contracts during period          $   232,395  $   258,491   $   350,714    $  327,161    $  236,834
Recoveries of contracts charged off in
   current and prior periods                              69,408       66,451        89,027        82,372        64,626
                                                     -----------  ------------  ------------   ----------    -----------
Net chargeoffs                                       $   162,987  $   192,040   $   261,687    $  244,789    $  172,208
                                                     ===========  ============  ===========    ==========    ==========
Net chargeoffs as a percentage of average
   contracts outstanding during period (annualized)         1.98%        2.59%         2.60%         2.77%         2.27%

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